UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2015

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ENTROPIC COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Its Charter)

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Delaware	001-33844	33-0947630
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6350 Sequence Drive
San Diego, CA 92121
(Address of Principal Executive Offices and Zip Code)

(858) 768-3600
(Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition.
On April 22, 2015, Entropic Communications, Inc., a Delaware corporation, issued a press release announcing, among other things, its financial results for the three months ended March 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 2.02 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, whether filed before or after the date hereof, and regardless of any general incorporation language in any such filing.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Number    Description
99.1    Press Release of Entropic Communications, Inc. dated April 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

ENTROPIC COMMUNICATIONS, INC.

Dated:	April 22, 2015	By:	/s/ Lance W. Bridges
Lance W. Bridges, Esq. Senior Vice President and General Counsel

EXHIBIT INDEX

Number	Description
99.1	Press Release of Entropic Communications, Inc. dated April 22, 2015.